September 10, 2012

TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone Sands Capital Institutional Growth Fund

Supplement to the Statement of Additional Information Dated April 30, 2012

Effective September 6, 2012, Michael R. Moser replaced Joseph Melcher as Chief Compliance Officer of Touchstone Institutional Funds Trust.  The following replaces the information on page 14 relating to the Chief Compliance Officer:

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. Moser Western & Southern Financial Group 400 Broadway Cincinnati, OH Year of Birth: 1968	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2012	Vice President and Chief Compliance Officer of the Western & Southern Financial Group and Chief Compliance Officer of Touchstone Advisors

(1) Each officer also holds the same office with Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust and Touchstone Funds Group Trust.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1105-TIFT-SAI-1209